Putnam
                                  Managed
                                  High Yield
                                  Trust

[picture of stopwatch]

SEMIANNUAL REPORT
November 30, 1995

                             [putnam scales logo]

                    B O S T O N * L O N D O N * T O K Y O

Fund highlights

> "[Putnam Managed High Yield Trust] has turned in a strong performance in this year's bull market . . .There are two factors driving [the fund's] returns. First, the fund has avoided the junk market's biggest credit disappointments . . . Second, the fund's sector picks -- which include media, utilities, and financials -- have soared."
                             -- Morningstar Closed-End Funds, November 3, 1995

> "Over the first 10 months of 1995, [high-yield] bonds (as measured by the Merrill Lynch High Yield Index) have returned 16.85%, which compares with 15.11% for the Lehman Aggregate Index, which tracks the broad range of investment-grade government, corporate and mortgage securities."
                                                 -- Barron's, November 6, 1995
   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

11 Portfolio holdings

19 Financial statements

From the Chairman

[picture of George Putnam]

(c) Karsh, Ottawa

Dear Shareholder:

Fixed-income investors will long remember 1995 as a year of highs and lows, emotionally as well as in the market. Putnam Managed High Yield Trust began its fiscal year as the bond market was starting to recover from one of its worst periods in history. By the fiscal year's midpoint on November 30, 1995, investors could look back on a period of impressive recovery.

Because high-yield bonds tend to track the pace of the economy, their recovery has not been as dramatic as some of the other fixed-income sectors. In light of this, your fund's performance, which was well ahead of its competitive index, should appear quite impressive. (Details appear on page 8.)

Fund Manager Jennifer Leichter has skillfully positioned the portfolio to capture the strength of industries such as telecommunications and chemicals, while carefully monitoring credit quality and avoiding questionable holdings. While the lower interest rates now being forecast for 1996 may well have a favorable effect on high-yield bonds, her research-intensive strategy continues to prove its value in virtually every type of market environment.

Respectfully yours,

/s/George Putnam
George Putnam
Chairman of the Trustees
January 17, 1996

Report from the Fund Manager
Jennifer E. Leichter

Benefiting from sturdy corporate earnings and current industry trends, Putnam Managed High Yield Trust was able to produce above-average total returns for the six months ended November 30, 1995. For the period, your fund returned 7.47% at net asset value and 9.97% at market price, outpacing the 5.33% return posted by the First Boston High Yield Index.

As economic growth continued to slow throughout the semiannual period, we focused primarily on growth companies. At the same time, we looked for opportunities to reduce the fund's cyclical holdings, so called because they typically strengthen and wane along with the economy. In the telecommunications and cable television industries, where proposed deregulation is certain to affect business prospects for some time to come, careful securities selection and timing became critical. In addition, we continued to carefully evaluate the credit quality of each bond issuer, concentrating the fund's holdings in better quality credits.

> TELECOMMUNICATIONS AND CABLE HOLDINGS BENEFIT FROM PROPOSED DEREGULATION

Among the industries that contributed to the fund's solid performance over the fiscal period, two stood out from the pack and were linked by proposed federal legislation. One of the portfolio's largest sector allocations was in the telecommunications industry, which comprises telephone and cellular communications companies. This sector also includes competitive access providers such as IntelCom Group Inc., which supplies telecommunications access through local area networks and satellite uplink teleports. The fund also has significant holdings in the broadcast and cable television industry.

Over the six-month period, companies in these industries benefited as investors became more convinced that Congress will ultimately pass new telecommunications legislation. Such legislation, if passed, will likely bring about deregulation in the cable television industry and a loosening of various restrictions on local and long-distance telephone service. Deregulation may spur consolidation in both the telecommunications and cable industries, and will likely improve cash flows and drive down operating costs.

Merger in the chemicals industry enhances total returns. Another boost to performance came from a particular investment in the chemicals sector, which is cyclical in nature. During the period, we reduced your portfolio's overall allocation to cyclicals as economic growth slowed. However, your fund's investment in OSI Specialties Corp., a producer of specialty chemicals, proved profitable despite the economic slowdown. OSI was acquired by Witco Corp., a larger chemicals producer, in October of this year. Near the end of the semiannual fiscal period, Witco offered to buy back outstanding OSI bonds at a premium, and the resulting transaction generated an attractive return for your fund.


> AVOIDANCE OF PROBLEM SECURITIES PROTECTS TOTAL RETURNS

An essential tenet of our high-yield investing philosophy focuses on seeking to avoid companies with deteriorating credit profiles that do not meet our rigorous standards. The securities that we decided not to purchase over this period are almost as important as the ones we did invest in. We rely on our exhaustive research techniques to identify companies that possess an unacceptable risk of declaring bankruptcy or otherwise defaulting on their bonds. Over the past six months, this research uncovered information that steered us away from several high-yield issuers that defaulted, including Harrah's Jazz (a casino operator), Burlington Motors, and Bradlees department stores.

TOP INDUSTRY SECTORS (11/30/95)*

Cable television  6.4%
Gaming and recreation  5.6%
Oil and gas  4.2%
Electric utilities  3.9%
Aerospace and defense  3.7%
Cellular communications  3.6%

*Based on percentage of net assets. Figures represent holdings in corporate bonds and notes. Sector weightings will vary over time.

> LOW INTEREST RATES AND SUSTAINED DEMAND BOLSTER THE HIGH-YIELD MARKET

As interest rates have declined in recent months, demand for high-yield bonds has remained strong. The underlying logic is not difficult to understand: the lower yields being offered by Treasuries and other investment-grade bonds have made high-yield securities more attractive to income-hungry investors.

At the same time, growth in the supply of high-yield bonds has been modestly restrained by several prevailing market conditions. First, an abundance of available cash at banks has made it easier for larger, creditworthy bond issuers to borrow from banks at currently low interest rates to pay off outstanding high-yield bonds or as an alternative to issuing new high-yield bonds. Second, corporate consolidation has often resulted in new owners tendering for outstanding bonds. Lastly, a vibrant equity market has made it more cost effective for corporations to issue equity rather than debt. While these trends suggest a resulting slowdown in supply of high-yield bonds, the effect has been slight. In fact, a more visible result has been an improvement in the overall credit profile of high-yield bond issuers, which are now able to borrow money at lower interest rates and reduce their cost of capital.

> OUTLOOK: OPPORTUNITIES AMONG GROWTH COMPANIES AND LOWER-RATED HIGH-YIELD
  BONDS

Going forward, we plan to further reduce the portfolio's allocation to cyclical securities in favor of growth companies and the telecommunications and cable television industries. In addition, we plan to maintain the portfolio's energy holdings at or near current levels. In the near term, we may temporarily shift a portion of the portfolio's assets into B-rated bonds. As a result of a recent sell-off among these securities, many may now be purchased at low prices. Further, they offer attractive value opportunities in the immediate future because investors have historically reduced holdings in this sector in the late quarters and increased holdings in the early quarters of each calendar year.

We believe that consistently avoiding securities with significant potential for default is basic to solid performance in the high-yield industry. To this end, we will continue to conduct diligent

TOP 10 HOLDINGS (11/30/95)
PSF Finance 12.00%, 2000
Financial services

Midland Funding Corp. 11.75%, 2005
Electric utility

Loehmanns' Holdings, Inc. 10.50%, 1997
Retail apparel

Pricecellular Wireless Corp. 12.25%, 2003
Cellular communications

Fresh Del Monte Produce Corp. 10.00%, 2003
Fresh foods

California Federal Bank $10.625 pfd.
Financial services

Transtexas Gas Corp. 11.50%, 2002
Natural gas

First PV Funding Corp. 10.15%, 2016
Electric utility

First Nationwide Bank $11.50 pdf.
Financial services

Comdata Network, Inc. 13.25%, 2002
Financial services

These holdings represent 15.5% of the fund's assets. Portfolio holdings will vary over time.

research to distinguish between attractive investment opportunities and unstable companies.

Although there can be no assurances, we expect that interest rates may remain low or fall farther, and that demand for high-yield bonds may remain strong. Overall, we are optimistic about prospects in the high-yield market in the coming months.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/95, there is no guarantee the fund will continue to hold these securities in the future. Putnam Managed High Yield Trust is a portfolio managed for high current income primarily through investments in high-yielding lower-rated fixed-income securities, which pose a greater risk to principal than higher-rated securities. High-yield securities are rated lower than investment-grade securities because there is a greater possibility that negative changes in the issuer's business conditions or in general economic conditions may hinder the issuer's ability to pay principal and interest on the securities.

Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Managed High Yield Trust is designed for investors seeking high current income with a secondary objective of capital growth.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/95

                  NAV      Market price
6 months           7.47%        9.97%
1 year            19.06        32.33
Life of fund
(since 6/25/93)   21.92        17.28
Annual average     8.50         6.78

COMPARATIVE RETURNS FOR PERIODS ENDED 11/30/95

                  First Boston
                  High Yield      Consumer
                  Bond Index      Price Index
6 months               5.33%         0.92%
1 year                17.14          2.61
Life of fund
(since 6/25/93)       22.82          6.37
Annual average         8.87          2.57

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TOTAL RETURN FOR PERIODS ENDED 12/31/95
(most recent calendar quarter)

                               NAV     Market price
1 year                       20.26%        29.55%
3 years
Life of fund
(since 6/25/93)              24.00         17.15
Annual average                8.91          6.48

PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/95

Distributions (number)       6
Income                     $ 0.66
Capital gains               --
Total                      $ 0.66

Share value:                 NAV        Market price
5/31/95                    $13.04        $13.125
11/30/95                   $13.35        $13.750

Current return:
End of period
Current dividend rate(1)    9.89%           9.60%

(1)Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of the fund's assets, minus any liabilities, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

First Boston High Yield Bond Index is an unmanaged list of lower-rated, high-yielding U.S. corporate bonds. The index does not take into account brokerage commissions or other costs and may pose different risks than the fund. Securities in the fund's portfolio will differ from those in the index. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation. It does not represent an investment return.

Portfolio of investments owned
November 30, 1995 (Unaudited)

CORPORATE BONDS AND NOTES (80.7%)*
PRINCIPAL AMOUNT                                                     VALUE
Advertising (1.2%)
 $750,000     Outdoor Systems, Inc. sr. notes 10-3/4s, 2003   $    720,000
  495,000     Universal Outdoor, Inc. sub. deb. 11s, 2003          480,150
                                                                 1,200,150
Aerospace and Defense (3.7%)
  850,000     BE Aerospace sr. notes 9-3/4s, 2003                  850,000
  400,000     Fairchild Corp. sr. notes 12-1/4s, 1999              417,000
  440,000     Howmet Corp. 144A sr. sub. notes 10s, 2003           453,200
1,000,000     K&F Industries Inc. sub. deb. 13-3/4s, 2001        1,036,250
1,000,000     UNC, Inc. sr. notes 9-1/8s, 2003                     960,000
                                                                 3,716,450
Agriculture (3.2%)
1,102,000     PMI Holdings Corp. Ser. B, sub. disc. deb.
               stepped-coupon zero % (11-1/2s, 9/1/00), 2005++     573,040
  300,000     PSF Finance (L.P.) sr. exch. notes 12-1/4s,
               2004                                                309,525
2,250,000     PSF Finance (L.P.) sr. notes 12s, 2000             2,345,625
                                                                 3,228,190
Aluminum (1.1%)
1,000,000     Kaiser Aluminum & Chemical Corp. sr. sub. notes
               12-3/4s, 2003                                     1,095,000
Automotive Parts (1.6%)
  500,000     Aftermarket Technology corp. sr. sub. notes
               12s, 2004                                           521,250
  500,000     Exide Corp. sr. notes 10s, 2005                      537,500
  500,000     Key Plastics Corp. sr. notes 14s, 1999               515,000
                                                                 1,573,750
Banks (0.8%)
  840,000     Banco del Sud S.A. sr. unsub. med. term notes
               10-1/8s, 1997 (Argentina)                           785,400
Basic Industrial Products (0.3%)
  500,000     Inter-City Products sr. notes 9-3/4s, 2000           327,500
Broadcasting (3.3%)
  600,000     Act III Broadcasting, Inc. sr. sub. notes 9-5/8s,
               2003                                                621,000
  250,000     Argyle Television Corp. sr. sub. notes 9-3/4s,
               2005                                                246,250
  750,000     New City Broadcasting Corp. sr. sub. notes
               11-3/8s, 2003                                       690,000
  650,000     Panamsat (L.P.) sr. sub. notes stepped-coupon
               zero % (11-3/8s, 8/1/98), 2003++                    523,250
  750,000     Paxson Communications Corp. 144A sr. sub. notes
               11-5/8s, 2002                                       740,625
  500,000     SFX Broadcasting, Inc. sr. sub. notes 11-3/8s,
               2000                                                528,750
                                                                 3,349,875

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                     VALUE
Building and Construction (2.4%)
 $100,000     Miles Homes Services sr. notes 12s, 2001        $     74,500
1,000,000     Presley Co. sr. notes 12-1/2s, 2001                  800,000
1,000,000     Schuller International Corp. sr. notes 10-7/8s,
               2004                                              1,116,250
  400,000     Scotsman Group, Inc. sr. notes 9-1/2s, 2000          402,000
                                                                 2,392,750
Building Products (0.9%)
  500,000     American Standard, Inc. sr. sub. notes
               stepped-coupon zero % (10-1/2s, 6/1/98), 2005++     420,625
  500,000     American Standard, Inc. deb. 9-1/4s, 2016            520,000
                                                                   940,625
Business Services (0.7%)
  720,000     Corporate Express, Inc. Ser. B, sr. sub. notes
               9-1/8s, 2004                                        720,000
Cable Television (6.4%)
  887,756     Adelphia Communications Corp. sr. notes 9-1/2s,
               2004##                                              736,837
  250,000     CF Cable TV, Inc. sr. notes 11-5/8s, 2005
               (Canada)                                            272,500
  250,000     CF Cable TV, Inc. sr. notes 9-1/8s, 2007 (Canada)    254,375
  800,000     Continental Cablevision, Inc. sr. deb. 9-1/2s,
               2013                                                842,000
1,055,000     Falcon Holdings Group, Inc. sr. sub. notes 11s,
               2003##                                            1,012,800
  750,000     Insight Communications Co. sr. sub. notes
               stepped-coupon 8-1/4s (11-1/4s, 3/1/96), 2000++     750,000
  900,000     Lenfest Communications sr. notes 8-3/8s, 2005        895,500
  750,000     Marcus Cable Co. (L.P.) sr. sub. disc. notes
               stepped-coupon zero % (13-1/2s, 8/1/99), 2004++     547,500
1,885,000     Telewest Communications PLC deb.
               stepped-coupon zero % (11s, 10/1/00), 2007
               (United Kingdom)++                                1,112,150
                                                                 6,423,662
Cellular Communications (3.6%)
  945,000     Call-Net Enterprises sr. disc. notes
               stepped-coupon zero % (13-1/4s, 12/1/99), 2004++    666,225
1,900,000     NEXTEL Communications, Inc. sr. disc. notes
               stepped-coupon zero % (11-1/2s, 9/1/98), 2003++   1,144,750
  250,000     NEXTEL Communications, Inc. sr. disc. notes
               stepped-coupon zero % (9-3/4s, 2/15/99), 2004++     129,375
2,150,000     Pricellular Wireless Corp. sr. disc. notes
               stepped-coupon zero % (12 1/4s, 10/1/98), 2003++  1,634,000
                                                                 3,574,350
Chemicals (3.6%)
  500,000     Acetex Corp. 144A sr. notes 9-3/4s, 2003             511,250
1,000,000     G-I Holdings, Inc. Ser. B, sr. notes zero %,
               1998                                                760,000
  700,000     Harris Chemical Corp. sr. secd. disc. notes
               stepped-coupon zero % (10-1/4s, 1/15/96), 2001++    651,000
1,250,000     OSI Specialties Corp. Ser. B, sr. secd. disc.
               deb. stepped-coupon zero % (11-1/2s, 4/15/99),
               2004++                                            1,087,500
  500,000     OSI Specialties Inc. sr. sub. notes 9-1/4s,
               2003                                                560,625
                                                                 3,570,375
Computer Equipment (1.2%)
1,100,000     Computervision Corp. sr. sub. notes 11-3/8s,
               1999                                              1,155,000

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                     VALUE
Conglomerates (1.2%)
 $600,000     Axia, Inc. sr. sub. notes Ser. B, 11s, 2001     $    588,000
  850,000     Talley Industries, Inc. sr. disc. deb.
               stepped-coupon zero % (12-1/4s, 10/15/98),
               2005++                                              626,875
                                                                 1,214,875
Consumer Services (0.4%)
  422,000     Coinmach Corp. 144A sr. notes 11-3/4s, 2005          425,165
Containers (1.1%)
1,000,000     Ivex Holdings Corp. sr. disc. deb.
               stepped-coupon zero % (13-1/4s, 3/15/00), 2005++    550,000
  500,000     Ivex Packaging Corp. sr. sub. notes 12-1/2s,
               2002                                                530,000
                                                                 1,080,000
Electric Utilities (3.9%)
  150,000     Cleveland Electric Illuminating Co. Ser. B,
               1st mtge. 9-1/2s, 2005                              154,125
1,250,000     First PV Funding deb. 10.15s, 2016                 1,278,125
  350,000     Long Island Lighting Co. deb. 9s, 2022               353,269
1,600,000     Midland Funding Corp. II Ser. A, deb. 11-3/4s,
               2005                                              1,680,000
  500,000     Niagara Mohawk Power Corp. 1st. mtge. 8-3/4s,
               2022                                                472,500
                                                                 3,938,019
Electronics (1.8%)
  366,000     Amphenol Corp. sr. sub. notes 12-3/4s, 2002          419,070
  500,000     Amphenol Corp. sr. notes 10.45s, 2001                550,000
1,600,000     International Semi-Tech. Corp. sr. disc. notes
               stepped-coupon zero % (11-1/2s, 8/15/00), 2003
               (Canada)++                                          824,000
                                                                 1,793,070
Entertainment (0.3%)
  250,000     Premier Parks, Inc. 144A sr. notes 12s, 2003         255,000
Financial Services (1.8%)
1,000,000     Comdata Network, Inc. sr. sub. deb. 13-1/4s,
               2002                                              1,190,000
  600,000     Keystone Group, Inc. sr. secd. notes 9-3/4s,
               2003                                                576,000
                                                                 1,766,000
Food (1.6%)
1,800,000     Fresh Del Monte Produce Corp. NV 144A Ser. B,
               sr. notes 10s, 2003 (Netherlands)                 1,575,000
Food Chains (1.3%)
  500,000     Safeway, Inc. med. term notes 8.57s, 2003            537,500
  500,000     Southland Corp. 1st priority sr. sub. deb. 5s,
               2003                                                416,250
  500,000     Southland Corp. deb. Ser. A, 4-1/2s, 2004            385,625
                                                                 1,339,375
Forest Products (2.2%)
  500,000     APP International Finance Co. notes 11-3/4s,
               2005 (Netherlands)                                  487,500
1,050,000     Riverwood International Corp. sr. sub. notes
               11-1/4s, 2002                                     1,126,125
  200,000     Stone Container Corp. sr. sub. notes 11-1/2s,
               1999                                                202,000
  350,000     Stone Container Corp. 1st mtge. 10-3/4s, 2002        359,188
                                                                 2,174,813

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                     VALUE
Gaming (0.8%)
 $750,000     Stratosphere Corp. 1st mtge. 14-1/4s, 2002      $    843,750
Health Care (2.4%)
1,000,000     Graphic Controls Corp. 144A sr. sub. notes 12s,
               2005                                              1,020,000
  750,000     Ivac Corp. sr. notes 9-1/4s, 2002                    761,250
  200,000     Merit Behavioral Care 144A sr. sub. notes
               11-1/2s, 2005                                       204,000
  400,000     Paracelsus Healthcare Corp. sr. sub. notes
               9-7/8s, 2003                                        404,000
                                                                 2,389,250
Home Furnishings (1.1%)
1,128,150     Simmons Mattress Corp. 144A deb. 8s, 2003##        1,128,150
Hospital Management (1.6%)
  750,000     Integrated Health Services sr. sub. notes 9-5/8s,
               2002                                                763,125
  750,000     Tenet Healthcare Corp. sr. sub. notes 10-1/8s,
               2005                                                813,750
                                                                 1,576,875
Insurance (1.5%)
  300,000     Reliance Group Holdings, Inc. sr. sub. deb.
               9-3/4s, 2003                                        307,125
1,100,000     Terra Nova Insurance Holdings sr. notes 10-3/4s,
               2005 (United Kingdom)                             1,188,000
                                                                 1,495,125
Lodging (1.5%)
1,000,000     John Q. Hammons Hotels, Inc. 144A 1st mtge.
               9-3/4s, 2005                                        997,500
  500,000     John Q. Hammons Hotels, Inc. 1st mtge. 8-7/8s,
               2004                                                480,000
                                                                 1,477,500
Media (1.2%)
1,150,000     Commodore Media, Inc. sr. sub. notes
               stepped-coupon 7-1/2s (13-1/4s, 5/1/98), 2003++   1,058,000
  248,000     Petracom Hldgs. 144A notes stepped-coupon zero
               % (17-1/2s, 8/1/98), 2003++                         168,950
                                                                 1,226,950
Motion Picture Distribution (1.4%)
  300,000     Cinemark Mexico notes 12s, 2003 (Mexico)             279,000
1,000,000     Cinemark USA sr. notes 12s, 2002                   1,090,000
                                                                 1,369,000
Office Equipment (0.1%)
  100,000     United Stationer Supply, Inc. sr. sub. notes
               12-3/4s, 2005                                       108,750
Oil and Gas (4.2%)
1,000,000     Chesapeake Energy Corp. sr. notes 12s, 2001        1,060,000
  700,000     Flores & Rucks, Inc. sr. notes 13-1/2s, 2004         791,000
  250,000     Maxus Energy Corp. deb. 11-1/4s, 2013                257,500
  100,000     Maxus Energy Corp. global notes 9-7/8s, 2002         100,000
  750,000     Maxus Energy Corp. notes 9-1/2s, 2003                723,750
1,250,000     Transtexas Gas Corp. sr. secd. notes 11-1/2s,
               2002                                              1,290,625
                                                                 4,222,875
Paging (3.2%)
1,000,000     Metrocall, Inc. sr. sub. notes 10-3/8s, 2007       1,037,500
1,000,000     Mobile Telecommunications Tech. Corp. sr. notes
               13-1/2s, 2002                                     1,137,500

CORPORATE BONDS AND NOTES
PRINCIPAL AMOUNT                                                     VALUE
Paging (continued)
 $500,000     Mobilemedia Corp. sr. sub. notes 9-3/8s, 2007   $    503,750
  700,000     Pagemart, Inc. sr. disc. notes stepped-coupon
               zero % (12-1/4s, 11/1/98), 2003++                   518,000
                                                                 3,196,750
Publishing (0.9%)
  500,000     Marvel Holdings, Inc. Ser. B, sr. notes zero
               %, 1998                                             355,000
  750,000     Marvel Parent Holdings, Inc. sr. secd. disc.
               notes zero %, 1998                                  525,000
                                                                   880,000
Real Estate (1.2%)
   50,000     Chelsea Piers 144A Ser. B, stepped-coupon zero
               % (11s, 6/15/99), 2009++                             47,438
  750,000     Chelsea Piers Ser. B, 1st mtge. stepped-coupon
               zero % (12-1/2s, 6/15/96), 2004++                   705,938
  500,000     HMH Properties, Inc. sr. notes 9-1/2s, 2005          503,750
                                                                 1,257,126
Recreation (4.8%)
  550,000     Arizona Charlies Corp. Ser. B, 1st mtge. 12s,
               2000 (In Default)+                                  385,000
  200,000     Capitol Queen Corp. Ser. B, 1st mtge. notes
               12s, 2000 (In Default)+                             160,000
  250,000     Elsinore Corp. 1st mtge. 12-1/2s, 2000 (In
               Default)+                                           237,500
  500,000     Fitzgerald Gaming Co. 144A sr. notes 13s, 1996       395,000
  600,000     Grand Casinos, Inc. 1st mtge. 10-1/8s, 2003          615,000
1,150,000     Lady Luck Gaming Corp. Ser. B, 1st mtge. 10-1/2s,
               2001                                                885,500
  414,000     Louisiana Casino Cruises Corp. 1st mtge.
               11-1/2s, 1998                                       405,720
  500,000     Mohegan Tribal Gaming 144A sr. notes 13-1/2s,
               2002                                                537,500
  432,000     Trump Castle Funding Corp. sr. sub. notes
               11-1/2s, 2000                                       432,000
  500,000     Trump Holdings & Funding Corp. sr. notes 15-1/2s,
               2005                                                512,500
  250,000     Trump Plaza Funding, Inc. 1st mtge. notes
               10-7/8s, 2001                                       250,000
                                                                 4,815,720
Restaurants (0.1%)
  201,000     Flagstar Corp. sr. sub. deb. 11-1/4s, 2004           146,730
Retail (2.7%)
1,500,000     Finlay Enterprises, Inc. sr. disc. deb.
               stepped-coupon zero % (12s, 5/1/98), 2005++       1,035,000
1,650,000     Loehmanns' Holdings, Inc. sr. notes 10-1/2s,
               1997                                              1,650,000
                                                                 2,685,000
School Buses (0.5%)
  500,000     Blue Bird Body Co. Ser. B, sub. deb. 11-3/4s,
               2002                                                512,500
Specialty Consumer Products (0.9%)
  500,000     Herff Jones, Inc. 144A sr. sub. notes 11s, 2005      527,500
  400,000     Selmer Co., Inc. sr. sub. notes 11s, 2005            394,000
                                                                   921,500
Steel (1.0%)
1,150,000     Ispat Mexicana, SA 144A deb. 10-3/8s,
               2001(Mexico)                                      1,012,000
              Total Corporate Bonds and Notes
               (cost $78,394,619)                              $80,879,945

UNITS (9.0%)*
NUMBER OF UNITS                                                  VALUE
  1,000     Australis Media units stepped-coupon zero %
             (14s, 5/15/00), 2003 (Australia)++             $  725,000
     90     Celcaribe S.A. 144A units stepped-coupon zero
             % (13-1/2s, 3/15/98), 2004++                      837,000
  1,315     Cellnet Data Systems Inc. units stepped-coupon
             zero % (13s, 6/15/05), 2005++                     746,263
    250     Comunicacion Celular SA 144A units
             stepped-coupon zero % (8s, 11/15/00),
             2003 (Columbia)++                                 137,188
    500     Health-O-Meter Product units 13s, 2002             425,000
  1,000     Heartland Wireless Communication 144A units
             13s, 2003                                       1,135,000
  1,000     ICF Kaiser International, Inc. units 12s, 2003     940,000
  1,270     IntelCom Group (USA) Inc., 144A units stepped-
             coupon zero % (13-1/2s, 9/15/00), 2005++          730,250
450,000     Intermedia Communications of Florida units Ser.
             B, sr. notes 13-1/2s, 2005                        492,750
  3,710     SDW Holdings Corp. 144A units $15.00 pfd.        1,038,800
    750     Terex Corp. 144A units 13-3/4s, 2002               645,000
    650     Total Renal Care Holdings units sr. disc. notes
             stepped-coupon zero % (12s, 8/15/97), 2004++      617,500
    350     Winstar Communications, Inc. 144A units
             stepped-coupon zero % (14s, 10/15/00), 2005++     546,000
            Total Units (cost $8,362,833)                   $9,015,751

Preferred Stocks (3.2%)*
NUMBER OF SHARES                                                VALUE
14,000     California Federal Bank Ser. B, $10.625 exch.
            pfd.                                           $1,522,500
11,000     First Nationwide Bank $11.50 pfd.                1,225,125
17,477     Pyramid Communications, Inc. Ser. C, $3.125
            exch. pfd.                                        408,515
           Total Preferred Stocks (cost $3,000,314)        $3,156,140

COMMON STOCKS (2.7%)*
NUMBER OF SHARES                                                 VALUE
  1,800     Axia Holding Corp. 144A                         $   50,400
 10,250     Chesapeake Energy Corp.                            435,625
 10,504     Elsinore Corp.                                       6,565
  3,333     Finlay Enterprises, Inc.                            52,495
 40,650     Grand Union Co.(acquired various dates from
             7/13/94 to 1/10/95, cost $1,727,265)#             304,875
106,701     Loehmanns' Holdings, Inc. 144A                     186,727
 60,000     NEXTEL Communications, Inc. Class A                922,500
    303     PMI Holdings Corp. 144A                             60,600
    244     Premium Holdings L.P. 144A                          24,448
    525     Pyramid Communications, Inc. New Class B 144A       12,602
 12,750     Specialty Foods Corp.                               12,750
  2,273     Taj Mahal Holding Corp. Class A                     34,095
 13,000     Tele-Communications Inc. Class A+                  240,500
  9,000     Total Renal Care Holdings, Inc. Class B            161,010
 20,000     Total Renal Care Holdings, Inc. 144A               145,000
            Total Common Stocks (cost $3,378,789)           $2,650,192

Convertible Preferred Stocks (1.1%)*
Number of Shares                                                Value
20,000     Cablevision Systems Corp. Ser. I, $2.125 cv.
            pfd.                                           $  555,000
10,000     Granite Broadcasting $1.938 cv. pfd.               582,500
           Total Convertible Preferred Stocks
            (cost $1,101,250)                              $1,137,500

BRADY BONDS* (0.5%)* (cost $467,500)
PRINCIPAL AMOUNT                                                      VALUE
$1,000,000     Argentina (Republic of) Floating Rate Notes
                (FRN) 5s, 2023                                 $    522,500

WARRANTS (0.4%)*+
NUMBER OF WARRANTS                                         EXPIRATION DATE        VALUE
            25,000     Becker Gaming Corp. 144A                   11/15/00      $12,500
             4,550     Capital Gaming International, Inc.           2/1/99          569
             1,142     Casino America, Inc.                       11/15/96          114
             6,900     Casino Magic Finance Corp.                 10/14/96          345
             5,885     Cinemark Mexico USA, Inc.                    8/1/03       54,525
             1,150     Commodore Media 144A                         5/1/00      115,000
               500     Dial Page, Inc.                              1/1/97            5
             6,450     Echostar Communications Corp.                6/1/04       72,563
            10,000     Elsinore Corp.                              10/8/98        1,000
             2,350     Fitzgerald Gaming Co. 144A                  3/15/99       11,750
               450     Intermedia Communications 144A               6/1/00        4,500
               492     Louisiana Casino Cruises, Inc. 144A         12/1/98        7,380
             6,000     Miles Homes, Inc.                            4/1/97        3,000
             6,900     Pagemart, Inc. 144A                        12/31/03       62,100
               600     Petracom Holdings, Inc.                      8/1/05        4,275
             1,800     President Riverboat Casinos, Inc. 144A      9/23/96           90
             4,560     UCC Investor Holding, Inc.                 10/30/99       43,320
               750     Universal Outdoor, Inc. 144A                 7/1/04       30,000
               101     Wright Medical Technology, Inc. 144A        6/30/03       16,602
                       Total Warrants (cost $416,981)                          $439,638

Short-Term Investments (1.5%)*
Principal Amount                                                                 Value
$1,000,000     Interest in $798,484,000 joint repurchase
                agreement dated November 30, 1995 with Morgan
                (J.P.) & Co., Inc. due December 1, 1995 with
                respect to various U.S. Treasury
                obligations-maturity value of $1,000,163 for
                an effective yield of 5.86%                                  $ 1,000,163
   500,000     Maxus Energy corp. med. term notes 10.2s, May
                10, 1996                                                         498,525
               Total Short-Term Investments (cost $1,500,163)                $ 1,498,688
               Total Investments (cost $96,622,449)**                        $99,300,354

 *Percentages indicated are based on net assets of $100,204,804.

 +Non-income-producing security.

++The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

 #Restricted, excluding 144A securities, as to public resale. At the date of acquisition, these securities were valued at cost. There were no outstanding unrestricted securities of the same class as those held. Total market value of restricted securities owned at November 30, 1995 was $304,875 or 0.3% of net assets.

##Income may be received in cash or additional securities at the discretion of the issuer.

**The aggregate identified cost on a tax basis is $96,635,259, resulting in gross unrealized appreciation and depreciation of $8,765,214 and $6,100,119, respectively, or net unrealized appreciation of $2,665,095. 144A after the name of a security represents those securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
  The rates shown on FRNs are the current interest rates at November 30, 1995, which are subject to change based on the terms of the security.

  The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities
November 30, 1995 (Unaudited)

Assets
Investments in securities, at value (identified
  cost $96,622,449) (Note 1)                     $ 99,300,354
Dividends and interest receivable                   2,007,124
Receivable for securities sold                      1,012,372
Unamortized organization expenses (Note 1)             15,353
Total assets                                      102,335,203
Liabilities
Payable to subcustodian (Note 1)                      599,651
Distribution payable to shareholders                  826,203
Payable for securities purchased                      440,000
Payable for compensation of Trustees (Note 2)             155
Payable for compensation of Manager (Note 2)          187,211
Payable for administrative services (Note 2)              982
Payable for investor servicing and custodian fees
  (Note 2)                                             29,107
Other accrued expenses                                 47,090
Total liabilities                                   2,130,399
Net assets                                       $100,204,804
Represented by
Paid-in capital                                  $105,342,573
Distributions in excess of net investment income     (247,657)
Accumulated net realized loss on investments       (7,568,017)
Net unrealized appreciation of investments          2,677,905
Total--Representing net assets applicable to
  capital shares outstanding                     $100,204,804
Computation of net asset value and offering price
Net asset value per share ($100,204,804 divided
  by 7,507,107 shares)                                 $13.35

  The accompanying notes are an integral part of these financial statements.

Statement of operations
Six months ended November 30, 1995 (Unaudited)

Investment income:
Interest                                                            $5,104,419
Dividends                                                              192,116
Total investment income                                              5,296,535
Expenses:
Compensation of Manager (Note 2)                                       375,909
Investor servicing and custodian fees (Note 2)                          71,288
Compensation of Trustees (Note 2)                                        4,510
Reports to shareholders                                                 30,445
Auditing                                                                10,078
Legal                                                                    1,874
Postage                                                                 18,802
Administrative services (Note 2)                                         3,452
Exchange listing fees                                                    8,085
Amortization of organization expenses (Note 1)                           2,988
Registration fees                                                          433
Other expenses                                                           1,731
Total expenses                                                         529,595
Expense reduction                                                      (9,993)
Net expenses                                                           519,602
Net investment income                                                4,776,933
Net realized gain on investments (Notes 1 and 3)                       817,541
Net unrealized appreciation of investments during the period         1,663,817
Net gain on investment transactions                                  2,481,358
Net increase in net assets resulting from operations                $7,258,291

Statement of changes in net assets

                                                        Six months ended    Year ended
                                                          November 30*        May 31
                                                                      1995
Increase (decrease) in net assets
Operations:
Net investment income                                     $  4,776,933     $  9,915,722
Net realized gain (loss) on investment transactions            817,541       (7,982,715)
Net unrealized appreciation of investments                   1,663,817        5,262,308
Net increase in net assets resulting from operations         7,258,291        7,195,315
Distributions to shareholders:
From net investment income                                  (4,954,524)      (9,909,206)
Total increase (decrease) in net assets                      2,303,767       (2,713,891)
Net assets:
Beginning of period                                         97,901,037      100,614,928
End of period (including distributions in excess of
  net investment income of $247,657 and $70,066,
  respectively)                                           $100,204,804     $ 97,901,037
Number of fund shares
Shares outstanding at beginning and end of period            7,507,107        7,507,107

*Unaudited.

Financial highlights
(For a share outstanding throughout the period)

                                                                                    For the period
                                                                                    June 25, 1993
                                                                                     (commencement
                                              Six months ended    Year ended      of operations) to
                                                November 30*        May 31               May 31
                                                           1995                           1994
Net asset value, beginning of period                    $13.04        $13.40           $14.01**
Investment operations
Net investment income                                      .64          1.32             1.23
Net realized and unrealized gain (loss) on
  investments                                              .33          (.36)            (.59)
Total from investment operations                           .97           .96              .64
Less distributions:
From net investment income                                (.66)        (1.32)           (1.22)
In excess of net investment income                          --            --             (.03)
Total distributions                                       (.66)        (1.32)           (1.25)
Net asset value, end of period                          $13.35        $13.04           $13.40
Market value, end of period                             $13.75       $13.125          $13.375
Total investment return at market value
  (%)(b)                                                  9.97(a)       9.20            (2.52)(a)
Net assets, end of period
  (in thousands)                                      $100,205       $97,901         $100,615
Ratio of expenses to average net assets (%)
  (c)                                                      .53(a)       1.00             1.00(a)
Ratio of net investment income to average
  net assets (%)                                          4.82(a)      10.32             8.82(a)
Portfolio turnover rate (%)                              55.21        103.91            80.21(a)


  * Unaudited.
 ** Represents initial asset value of $14.07 less offering expenses of approximately $0.06.
(a) Not annualized
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charge.
(c) The ratio of expenses to average net assets for the year ended November 30, 1995 included amounts paid through expenses offset arrangements. Prior period ratios exclude these amounts.

Notes to financial statements
November 30, 1995 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income. The fund intends to achieve its objective by investing in high yielding income securities. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported as in the case of some securities traded over-the-counter, the last reported bid price, except that certain U.S. government obligations are stated at the mean between the last reported bid and asked prices. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service or brokers, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments including restricted securities are stated at fair market value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment companies managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments Inc., and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 102% of the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

Discount on zero coupon bonds, original issue discount bonds, stepped-coupon bonds, and payment in kind securities are accreted according to the effective yield method.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains.

At May 31, 1995, the fund had capital loss carryovers of approximately $4,314,000 available to offset future realized capital gains, if any. The amount of the carryover and the expiration dates are as follows:

Loss Carryover  Expiration
$307,397         May 31, 2002
$4,006,372       May 31, 2003

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

G) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $29,884. These expenses are being amortized on a straight-line basis over a five-year period.

H) Payable to subcustodian As part of the custodian contract between the subcustodian bank and PFTC, the subcustodian has a lien on the securities of the fund to the extent permitted by the funds investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At November 30, 1995, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of security purchases.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average weekly net assets of the fund. Such management and investment advisory fee is based on the following annual rates: 0.55% of the first $500 million, 0.48% of the next $500 million, 0.44% of the next $500 million, and 0.40% of any amount over $1.5 billion. The fund also compensates Putnam Management for administrative services based on average weekly net assets of the fund. Such administrative fees are based on the following annual rate: 0.20% of the first $500 million, 0.17% of the next $500 million, 0.16% of the next $500 million, and 0.15% of any amount over $1.5 billion and are included in the Compensation to Manager in the Statement of Operations.

The fund also reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are currently provided by Putnam Investor Services, a division of PFTC.

Trustees of the fund receive an annual Trustee's fee of $600 and an addi-tional fee for each Trustees' meeting attended. Trustees who are not interested persons of the Manager and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the period ended November 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

For the period ended November 30, 1995, fund expenses were reduced by $9,993 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Note 3
Purchases and sales of securities

During the period ended November 30, 1995, purchases and sales of investment securities other than short-term investments aggregated $51,687,895 and $52,850,593, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Selected quarterly data
(unaudited)

                                                                  Net increase
                                               Net realized       (decrease) in
                              Net              and unrealized     net assets        Net assets
                Investment    investment       gain (loss) on     from              at end
            income            income           investments        operations        of period
Quarter                  Per               Per               Per               Per                  Per
ended       Total       Share  Total      Share  Total      Share  Total      Share  Total         Share
8/31/93    $1,748,199   $.24  $1,558,106  $.21   $(796,716) $(.09)   $761,390  $.12  $105,218,364  $14.02
11/30/93    2,883,439    .38   2,565,194   .34   1,684,482    .22   4,249,676   .56   106,943,904   14.25
2/28/94     2,824,221    .37   2,571,558   .34   2,811,315    .37   5,382,873   .71   108,708,327   14.48
5/31/94     2,784,355    .38   2,504,991   .34  (8,148,590) (1.09) (5,643,599) (.75)  100,614,928   13.40
8/31/94     2,602,834    .34   2,357,192   .31  (3,421,646)  (.45) (1,064,454) (.14)   97,073,166   12.93
11/30/94    2,960,538    .40   2,721,030   .37  (4,144,729)  (.56) (1,423,699) (.19)   93,172,166   12.41
2/28/95     2,681,975    .36   2,454,668   .33   1,360,907    .18   3,815,575   .51    94,510,448   12.59
5/31/95     2,632,637    .35   2,382,832   .31   3,485,061    .47   5,867,893  .787    97,901,037   13.04
8/31/95     2,719,048    .36   2,452,855   .33   1,237,195    .16   3,690,050   .49    99,113,819   13.20
11/30/95    2,577,487    .35   2,324,078   .31   1,244,163    .17   3,568,241   .48   100,204,804   13.35

Fund information

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

Edward H. D'Alelio
Vice President

Jennifer E. Leichter
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from
9 a.m. to 5 p.m. Eastern Time for
up-to-date information about the fund's
NAV or to request Putnam's quarterly
Closed-End Fund Commentary.

[PUTNAM INVESTMENTS logo]
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

Bulk Rate
U.S. Postage
PAID
Putnam
Investments

22196-590 1/96

APPENDIX TO FORM N-30D FILINGS TO DESCRIBE DIFFERENCES BETWEEN PRINTED AND EDGAR-FILED TEXTS:

(1)  Bold and italic typefaces are displayed in normal type.

(2)  Headers (e.g., the name of the fund) are omitted.

(3) Certain tabular and columnar headings and symbols are displayed differently in this filing.

(4)  Bullet points and similar graphic signals are omitted.

(5)  Page numbering is omitted.

(6)  Trademark symbol replaced with (TM); Service Mark symbol is replaced
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